Restructuring Charges	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring Charges

12. Restructuring Charges

On March 15, 2017, in connection with the addition of precision medicine therapeutics to its business, the Company announced a restructuring plan (the “Restructuring”) which included a reduction in force. As part of this restructuring, the Company elected to dissolve its wholly owned subsidiary, Trovagene Srl, in 2017, resulting in a reversal of foreign currency translation losses. The financial results of the dissolution is represented in the restructuring cost in the December 31, 2017 financial statements.

This restructuring has been completed as of December 31, 2017. The Company incurred approximately $2.2 million in restructuring charges, which has been included as a component of operating loss for the year ended December 31, 2017. Restructuring charges include approximately $1.1 million of costs related to termination of employees, which is net of a $125,000 stock-based compensation expense reversal for certain terminated employees. The remaining restructuring charges of approximately $485,000 were related to impairment of capitalized license fees. Of the total restructuring expenses recorded, approximately $262,000 remains to be paid as of December 31, 2017 and is included in accrued liabilities on the Company’s consolidated balance sheet.